Exhibit 10.16

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of January 31, 2019 to the Credit Agreement referenced below is by and among GRAND CANYON EDUCATION, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of January 22, 2019 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.          Amendment.  Subject to the terms and conditions herein, the Credit Agreement is hereby amended as follows:  in  Section 2.16(a) the reference to “$50,000,000” is amended to read “$75,000,000”.

3.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of the Borrower, the Guarantor,  the Required Lenders and the Administrative Agent.

4.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.          Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

6.          Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

7.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

8.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	GRAND CANYON EDUCATION, INC., a Delaware corporation

	By:	/s/ Daniel E. Bachus
	Name:	Daniel E. Bachus
	Title:	Chief Financial Officer

GUARANTOR:	ORBIS EDUCATION SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Daniel E. Bachus
	Name:	Daniel E. Bachus
	Title:	Treasurer and Secretary

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Alain Pelanne
	Name:	Alain Pelanne
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Douglas Jorgensen
	Name:	Douglas Jorgensen
	Title:	Senior Vice President

BOKF, NA d/b/a BANK OF ARIZONA

	By:	/s/ Christine A. Nowaczyk
	Name:	Christine A. Nowaczyk
	Title:	Senior Vice President

ZIONS BANCORPORATION, N.A. d/b/a National Bank of Arizona

	By:	/s/ Sabina Aaronson
	Name:	Sabina Aaronson
	Title:	Vice President

FIRST AMENDMENT TO CREDIT AGREEMENT

GRAND CANYON EDUCATION, INC.